UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    Form 8-K

                                   -----------

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of report: November 9, 2004
                        (Date of earliest event reported)

                          MEDVEST HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)

             Ohio                        333-112848              31-1750092
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              2231 Rutherford Road
                           Carlsbad, California 92008
              (Address of principal executive offices and zip code)

                                 (760) 602-4400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 9, 2004, MedVest Holdings Corporation issued a press release entitled "MEDEX ANNOUNCES THIRD QUARTER 2004 RESULTS" regarding its financial results for the quarter and nine months ended September 25, 2004. A copy of the Company's press release is attached as Exhibit 99.1 to this Form 8-K.

      The information set forth under this "Item 2.02. Results of Operations and Financial Condition" is intended to be furnished and such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release issued by the Registrant on November 9, 2004, and furnished under this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedVest Holdings Corporation

Date:  November 9, 2004

                         /s/ Michael I. Dobrovic
                         -------------------------------
                         Michael I. Dobrovic
                         Executive Vice President and Chief Financial Officer